SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2008

BRIDGELINE SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33567	52-2263942
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 Sixth Road
Woburn, MA 01801
(Address of principal executive offices, including zip code)

 (781) 376-5555
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01.  Completion of Acquisition or Disposition of Assets

On July 1, 2008, Bridgeline Software completed the acquisition of Indigio Group, Inc. The acquisition was made pursuant to a Merger Agreement, whereby, upon the terms and subject to the conditions set forth therein, Bridgeline Software acquired all the outstanding capital stock of Indigio Group, Inc.

On July 2, 2008, Bridgeline filed a Current Report on Form 8-K reporting that it had completed the acquisition of Indigio Group, Inc. and that the financial statements and pro forma financial information required under Item 9.01 of Form 8-K would be filed at a later date.  This Amendment No. 1 to Bridgeline’s Current Report on Form 8-K contains the required financial statements and pro forma financial information.

Item 9.01.  Financial Statements and Exhibits.

(a)           Financial Statements of Businesses Acquired.

Filed as Exhibit 99.1 to this Current Report on Form 8-K are the Audited Balance Sheet of Indigio Group, Inc. as of June 30, 2008, and the related Statement of Operations, Statement of Changes in Stockholders’ Equity, and Statement of Cash Flows for the year in the period ended June 30, 2008, and the notes thereto.

(b)           Pro Forma Financial Information.

Filed as Exhibit 99.2 to this Current Report on Form 8-K are the Unaudited Combined Pro Forma Condensed Balance Sheet as of June 30, 2008 and the Unaudited Combined Pro Forma Condensed Statements of Operations for the nine months ended June 30, 2008 and the year ended September 30, 2007, and the notes thereto.

 (d)          Exhibits.

Exhibit No.	Exhibit Description
99.1
Audited Balance Sheet of Indigio Group, Inc. as of June 30, 2008, and the related Statement of Operations, Statement of Changes in Stockholders’ Equity, and Statement of Cash Flows for the year in the period ended June 30, 2008, and the notes thereto.

99.2
Unaudited Combined Pro Forma Condensed Balance Sheet as of June 30, 2008 and the Unaudited Combined Pro Forma Condensed Statements of Operations for the nine months ended June 30, 2008 and the year ended September 30, 2007, and the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGELINE SOFTWARE, INC.
(Registrant)

By:	/s/ Thomas L. Massie
Thomas L. Massie
President and Chief Executive Officer

Date:  September 16, 2008

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1
Audited Balance Sheet of Indigio Group, Inc. as of June 30, 2008, and the related Statement of Operations, Statement of Changes in Stockholders’ Equity, and Statement of Cash Flows for the year in the period ended June 30, 2008, and the notes thereto.

99.2
Unaudited Combined Pro Forma Condensed Balance Sheet as of June 30, 2008 and the Unaudited Combined Pro Forma Condensed Statements of Operations for the nine months ended June 30, 2008 and the year ended September 30, 2007, and the notes thereto.